UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2024
____________________________________________

COPT DEFENSE PROPERTIES
(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300, Columbia, MD	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (443) 285-5400

____________________________________________

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	CDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2024 Annual Meeting of Shareholders held on May 9, 2024, the shareholders of COPT Defense Properties (the “Company”) approved an amendment to the Company's 2017 Omnibus Equity and Incentive Plan (the “Plan Amendment”) to increase the number of shares reserved for issuance thereunder by 3,500,000 shares. A description of the material terms of the Plan Amendment can be found in the Definitive Proxy Statement on Schedule 14A filed by the Company on March 28, 2024, as amended on April 5, 2024, in the section entitled “Proposal 3—Approval of an Amendment to our 2017 Omnibus Equity and Incentive Plan,” in the subsection entitled “Summary of the 2017 Plan,” and is incorporated by reference into this Form 8-K.

The foregoing summary is qualified in its entirety by reference to the Plan Amendment, which is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders

On May 9, 2024, the Company held its 2024 Annual Meeting of Shareholders. At such meeting, the shareholders voted on proposals relating to:

•the election of nine trustees, each for a one-year term;
•an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in its proxy statement filed on March 28, 2024;
•approval of the Plan Amendment; and
•the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year.

The voting results at the meeting were as follows:

Proposal 1: Election of Trustees

Name of Nominee	Shares For	Shares Against	Shares Withheld	Broker Non-Votes
Robert L. Denton, Sr.	94,927,207	6,665,896	63,319	3,074,898
Thomas F. Brady	96,104,393	5,488,710	63,319	3,074,898
Stephen E. Budorick	100,713,917	878,757	63,748	3,074,898
Philip L. Hawkins	100,149,703	1,443,400	63,319	3,074,898
Letitia A. Long	99,748,894	1,860,432	47,096	3,074,898
Essye B. Miller	100,468,067	1,143,427	44,928	3,074,898
Raymond L. Owens	100,855,116	756,580	44,726	3,074,898
C. Taylor Pickett	99,853,230	1,739,403	63,789	3,074,898
Lisa G. Trimberger	100,300,085	1,311,709	44,628	3,074,898

	Votes Cast			Broker Non-Votes
	For	Against	Abstain
Proposal 2: Advisory Vote to Approve Compensation of Named Executive Officers	98,471,427	3,125,440	59,555	3,074,898

	Votes Cast			Broker Non-Votes
	For	Against	Abstain
Proposal 3: Approval of an Amendment to the Company's 2017 Omnibus Equity and Incentive Plan to Increase the Number of Shares Reserved for Issuance thereunder by 3,500,000 Shares	95,887,499	5,695,266	73,657	3,074,898

	Votes Cast			Broker Non-Votes
	For	Against	Abstain
Proposal 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Current Fiscal Year	98,979,403	5,707,404	44,513	N/A

Item 9.01.             Financial Statements and Exhibits

(d)     Exhibits.

Exhibit Number	Exhibit Title
99.1	Second Amendment to COPT Defense Properties 2017 Omnibus Equity and Incentive Plan (filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPT DEFENSE PROPERTIES

/s/ Anthony Mifsud
Anthony Mifsud
Executive Vice President and Chief Financial Officer

Date:	May 14, 2024